UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC   20549


                                   FORM 8 - K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 29, 2003

                         AMANASU ENVIRONMENT CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

              NEVADA               0-32905             98 - 0347883
             --------------      ----------------     --------------
             (State or other      (Commission file     (IRS Employer
          jurisdiction of           Number)         Identification No.)
            incorporation)

                 701 FIFTH AVENUE, 36TH FLOOR, SEATTLE, WA 98109
                 -----------------------------------------------
                    (Address of principal executive offices)

                                  206-262-8188
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address if changed since last report)



Item  6.  Resignation  of  Registrant's  Director

On  September  29,  2003, Etsuro Sakagami resigned as a Director of the Company.

The resignation of Mr. Sakagami is owing to personal reasons and is not as a result from any disagreements with the Company on any matters relating to the Company's operations, policies or practices.

Item  7.  Financial  Statements  and  Exhibits

(a)     Financial  statements  of  businesses  acquired

        None

(b)     Pro  forma  financial  information

        None

(c)     Exhibits

99      Directors minutes approving resignation of Etsuro Sakagami as Director.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Amanasu  Environment  Corporation
                              By:/s/Atsushi  Maki
                              Atsushi  Maki,  President